UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 4, 2025
Date of Report (date of earliest event reported)

MOOG Inc.
(Exact name of registrant as specified in its charter)

NY	1-05129		16-0757636
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

400 Jamison Rd	East Aurora,	New York	14052-0018
(Address of principal executive offices)			(Zip Code)
(716) 652-2000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MOG.A	New York Stock Exchange
Class B common stock	MOG.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.01	Changes in Registrant's Certifying Accountant.
The Audit Committee (the “Committee”) of the Board of Directors of Moog Inc. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending October 3, 2026. The Committee invited several international public accounting firms to participate in this process, including Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2025. On August 4, 2025, upon completion of this process, the Committee approved (i) the dismissal of EY, effective immediately following EY’s completion of the audit of the Company’s consolidated financial statements as of and for the fiscal year ending September 27, 2025 and the audit of the Company's internal control over financial reporting as of September 27, 2025 and the issuance of their reports thereon, and (ii) the engagement of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending October 3, 2026, subject to the execution of an engagement letter and completion of KPMG’s standard client acceptance procedures. Upon completion of EY’s services, the Company will file an amendment to this Current Report on Form 8-K with the specific date of dismissal and an update to the disclosures required by Item 304(a) of Regulation S-K through that date.

The audit reports of EY on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 2023 and September 28, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2023 and September 28, 2024, and the subsequent interim period through the date of this Current Report on Form 8-K, there were no: (i) “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to EY’s satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement; or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided a copy of the foregoing disclosures to EY and requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the above statements. A copy of EY’s letter, dated August 8, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended September 30, 2023 and September 28, 2024 and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company nor anyone on the Company’s behalf consulted with KPMG regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

16.1	Letter of Ernst & Young LLP dated August 8, 2025.
104	Cover Page Interactive Data File (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	August 8, 2025	By:	/s/ Nicholas Hart
		Name:	Nicholas Hart
Controller